                                                                 EXHIBIT 10.19

                                                        DUE: DECEMBER 31, 2001


FOR VALUE RECEIVED, I, Ronald D. Hunter of 3570 Sedgemoor Circle, Carmel, Indiana, 46032, promise to pay to the order of Standard Management Corporation the sum of Three Hundred Thirty-Seven Thousand Eight Hundred and Fifty-Three Dollars and Seventy Cents ($337,853.70) on or before December 31, 2001, with interest compounded monthly at five (5%) percent per annum, payable at $1,000 per month, and with the following additional payments:

                        December 31:
                        1997          $50,000.00
                        1998           60,000.00
                        1999           65,000.00
                        2000           75,000.00
                        2001           84,189.95

On failure to pay when due, the entire unpaid balance,including interest to date, will become due and collectible with interest thereon at the rate of 9% per annum from the date of default until paid, with reasonable attorney fees and all without relief from valuation or appraisement laws.

The undersigned waives presentment for payment, protest, notice of protest and non-payment of this note and no demand for payment in full shall be required to be served on the maker on the occasion of default hereunder.


DATE: DECEMBER 31, 1996


/s/  RONALD D. HUNTER                        /s/  CARLA JAMES
-----------------------------                -----------------------------
Ronald D. Hunter                             Witness, Carla James
3570 Sedgemoor Circle
Carmel, IN 46032